Exhibit 10.10

FOURTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Loan and Security Agreement is entered into as of September 28, 2018 (the “Amendment”), by and among ConversionPoint Technologies, Inc. (“Parent”), Push Holdings, Inc. (“Push Holdings”), Branded Response, Inc. (“Branded”), Tamble Inc. (“Tamble”), Comiseo, LLC (“Comiseo”), Push Interactive, LLC (“Push Interactive”), Push Properties LLC (“Push Properties”), Tremeta, LLC (“Tremeta”), Base Camp Technologies, LLC (“Base Camp”), Alpine Computing Systems, LLC (“Alpine”), SellPoints, Inc. (“SellPoints”), Montage Capital II, L.P. (“Montage”) and Partners for Growth IV, L.P. (“PFG”). Each of Montage and PFG are also referred to as a “Lender” and collectively referred to as the “Lenders”.

RECITALS

Parent, Push Holdings, Branded, Tamble, Comiseo, Push Interactive, Push Properties, Tremeta, Base Camp, SellPoints and Alpine (each, a “Borrower”) and Lenders are parties to that certain Loan and Security Agreement dated as of September 29, 2016 and as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of February 17, 2017, that certain Second Amendment to Loan and Security Agreement dated as of December 1, 2017 and that certain Third Amendment to Loan and Security Agreement dated as of June 30, 2018 (collectively, the “Agreement”). The parties to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.          The following is added to the end of Section 6.10 of the Agreement:

Notwithstanding the foregoing, Borrowers may make regularly scheduled payments of accrued interest on the promissory notes issued by Sellpoints, Inc. on February 16, 2016, and as amended (the “Notes”), in accordance with the terms set forth in that certain Second Amendment to Subordinated Unsecured Promissory Notes dated as of August 31, 2018, by and among Sellpoints, Inc. and the requisite holders of the Notes, as long as no Event of Default has occurred that is continuing or would exist after giving effect to such payment.

2.          Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

3.          Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

4.          This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

5.          As a condition to the effectiveness of this Amendment, Lenders shall have received, in form and substance satisfactory to Lenders, the following:

(a)          this Amendment, duly executed by Borrowers;

(b)          the fully executed copy of the Second Amendment to Subordinated Unsecured Promissory Notes dated as of August 31, 2018;

(c)          payment of all Lender Expenses incurred through the date of this Amendment; and

(d)          such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the undersigned have executed this Fourth Amendment to than and Security Agreement as of the first date above written.

LENDERS:

MONTAGE CAPITAL II, L.P.

By:	/s/ Michael J. Rose

Name:	Michael J. Rose

Title:	Managing Director

PARTNERS FOR GROWTH IV, L.P.

By:	/s/ Geoffrey Allan

Name:	Geoffrey Allan

Title:	Manager, Partners for Growth IV, LLC its General Partner

IN WITNESS WHEREOF, the undersigned have executed this Fourth Amendment to than and Security Agreement as of the first date above written.

BORROWERS:

CONVERSIONPOINT TECHNOLOGIES, INC.

By:	/s/ Robert Tallack

Name:	Robert Tallack

Title:	Chief Executive Officer

PUSH HOLDINGS, INC.

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Chief Executive Officer

BRANDED RESPONSE, INC.

By:	/s/ Robert Tallack

Name:	Robert Tallack

Title:	Chief Executive Officer

ALPINE COMPUTING SYSTEMS, LIC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	CEO of Push Holdings, Inc., Managing Member

BASE CAMP TECHNOLOGIES, LLC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	CEO of Push Holdings, Inc., Managing Member

IN WITNESS WHEREOF, the undersigned have executed this Fourth Amendment to than and Security Agreement as of the first date above written.

BORROWERS:

TAMBLE INC.

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Chief Executive Officer

COMISEO, LLC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Chief Executive Officer

PUSH INTERACTIVE, LLC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Chief Executive Officer

PUSH PROPERTIES LLC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Chief Executive Officer

TREMETA, LLC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Manager

IN WITNESS WHEREOF, the undersigned have executed this Fourth Amendment to than and Security Agreement as of the first date above written.

BORROWERS:

SELLPOINTS, INC.

By:	/s/ Raghu Kilambi

Name:	Raghu Kilambi

Title:	Director